POWERSHARES EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED MAY 7, 2014 TO THE

PROSPECTUS DATED FEBRUARY 19, 2014 OF:

PowerShares DWA Basic Materials Momentum Portfolio

PowerShares DWA Consumer Cyclicals Momentum Portfolio

PowerShares DWA Consumer Staples Momentum Portfolio

PowerShares DWA Energy Momentum Portfolio

PowerShares DWA Financial Momentum Portfolio

PowerShares DWA Healthcare Momentum Portfolio

PowerShares DWA Industrials Momentum Portfolio

PowerShares DWA Technology Momentum Portfolio

PowerShares DWA Utilities Momentum Portfolio

Effective immediately, on page 43, the following is added as a subsection under the section “Additional Information About the Funds’ Strategies and Risks—Non-Principal Investment Strategies”:

Securities Lending

PowerShares DWA Basic Materials Momentum Portfolio may lend its portfolio securities to brokers, dealers and other financial institutions. In connection with such loans, the Fund receives liquid collateral equal to at least 102% of the value of the loaned portfolio securities. This collateral is marked-to-market on a daily basis.

Effective immediately, on page 43, the following is added as a subsection under the section “Additional Information About the Funds’ Strategies and Risks—Additional Risks of Investing in the Funds”:

Securities Lending Risk

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If PowerShares DWA Basic Materials Momentum Portfolio is not able to recover the securities loaned, it may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly.

Any cash received as collateral for loaned securities will be invested in an affiliated money market fund. This investment is subject to market appreciation or depreciation and the Fund will bear any loss on the investment of its cash collateral.

Please Retain This Supplement For Future Reference.

P-PS-PRO-3 SUP-1 050714

POWERSHARES EXCHANGE-TRADED FUND TRUST

SUPPLEMENT DATED MAY 7, 2014 TO THE

STATEMENT OF ADDITIONAL INFORMATION

DATED FEBRUARY 19, 2014 OF:

PowerShares DWA Basic Materials Momentum Portfolio

PowerShares DWA Consumer Cyclicals Momentum Portfolio

PowerShares DWA Consumer Staples Momentum Portfolio

PowerShares DWA Energy Momentum Portfolio

PowerShares DWA Financial Momentum Portfolio

PowerShares DWA Healthcare Momentum Portfolio

PowerShares DWA Industrials Momentum Portfolio

PowerShares DWA NASDAQ Momentum Portfolio

PowerShares DWA Technology Momentum Portfolio

PowerShares DWA Utilities Momentum Portfolio

Effective immediately, on page 12, the following is added as a subsection under the section titled “Investment Strategies and Risks”:

Lending Portfolio Securities. PowerShares DWA Basic Materials Momentum Portfolio may lend its portfolio securities to brokers, dealers or other financial institutions to generate additional income. Such loans are callable at any time and are continuously secured by segregated cash collateral equal to at least 102% of the market value, determined daily, of the loaned securities. The Fund may lend portfolio securities to the extent of one-third of its total assets. The Fund will lend its securities only to parties that its investment adviser has determined are in good standing and when, in the investment adviser’s judgment, the potential income earned would justify the risks.

The Fund will not have the right to vote securities while they are on loan, but it will recall securities on loan if the adviser determines that the shareholder meeting is called for purposes of voting on material events that could have a material impact on the Fund’s loaned securities and for which the vote could be material to the Fund. The Fund would receive income in lieu of dividends on loaned securities and may, at the same time, generate income on the loan collateral or on the investment of any cash collateral.

Securities lending involves a risk of loss because the borrower may fail to return the securities in a timely manner or at all. If the borrower defaults on its obligation to return the securities loaned because of insolvency or other reasons, the Fund could experience delays and costs in recovering securities loaned or gaining access to the collateral. If the Fund is not able to recover the securities loaned, the Fund may sell the collateral and purchase a replacement security in the market. Lending securities entails a risk of loss to the Fund if and to the extent that the market value of the loaned securities increases and the collateral is not increased accordingly. Securities lending also involves exposure to operational risk (the risk of loss resulting from errors in the settlement and accounting process) and “gap risk” (the risk that the return on cash collateral reinvestments will be less than the fees paid to the borrower).

Any cash received as collateral for loaned securities will be invested, in accordance with the investment guidelines of the Fund, in an affiliated money market fund. Investing this cash subjects that investment to market appreciation or depreciation. For purposes of determining whether the Fund is complying with its investment policies, strategies and restrictions, the Fund will consider the loaned securities as assets of the Fund, but will not consider any collateral received as an asset of the Fund. The Fund will bear any loss on the investment of cash collateral. The Fund may have to pay the borrower a fee based on the amount of cash collateral.

For a discussion of the federal income tax considerations relating to lending portfolio securities, see “Taxes.”

Effective immediately, on page 30, the following is added as a subsection titled “Management—Securities Lending Agent” immediately following the subsection titled “Management—Distributor”:

Securities Lending Agent. Brown Brothers Harriman & Co. (“BBH”) acts as the securities lending agent for PowerShares DWA Basic Materials Momentum Portfolio. In its capacity as securities lending agent, BBH, among other things, enters into and maintains securities loan agreements with borrowers, negotiates fees with borrowers, delivers securities to borrowers, receives collateral from borrowers in connection with each loan, holds and safekeeps the collateral on behalf of the Fund and invests the cash collateral in accordance with the Adviser’s instructions. The securities lending agent will receive fees from the Fund and such fees will be calculated on, and deducted from, the Fund’s securities lending revenues.

Effective immediately, the following is added on page 44 as a subsection under the section titled “Taxes”:

Securities Lending. While securities are loaned out, PowerShares DWA Basic Materials Momentum Portfolio will generally receive from the borrower amounts equal to any dividends or interest paid on the borrowed securities. For federal income tax purposes, payments made “in lieu of” dividends are not considered dividend income. These distributions will neither qualify for the reduced rate of federal income taxation for individuals on QDI, if otherwise available, nor the dividends-received deduction for corporations. Also, any foreign tax withheld on payments made “in lieu of” dividends or interest may not qualify for the pass-through of foreign tax credits/deductions to shareholders described above.

Please Retain This Supplement For Future Reference.

P-PS-SAI SUP-1 050714